SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

Item 5.   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated June 17, 2004 entitled-"FIRST WINDSTOR SYSTEM INSTALLATION SCHEDULED FOR JULY, 2004"

The press release is in its entirety below:

FIRST WINDSTOR SYSTEM INSTALLATION SCHEDULED FOR JULY, 2004

Thursday June 17, 3:33 pm ET

BRIGHTON, MI, June 17 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. (OTC:MKBY.PK - News) has signed an agreement with the University of Quebec Abitibi- Temiscamingue "UQAT" in Rouyn-Noranda, Quebec, Canada for the installation of a full WindStor(SM) System including a DERMOND Vertical Axis Wind Turbine "DWT(SM)" that will function as a combined research & development facility and demonstration installation for off-grid, remote access, locations. The installation will be on UQAT grounds and WindStor components include a ground mounted DWT 100 kW equipped with an ABB (NYSE:ABB - News) generator, Sumitomo Drive Technologies Ltd gearbox, Valence Technology Inc (NASDAQ:VLNC -
News) K-Charge battery, system integrator and turbine controller developed by Envitech Inc, and a diesel generator. Site preparation has begun and all components have been ordered. Siemens Westinghouse (NYSE:SI - News) will review the maintainability of the WindStor System throughout the assembly, July installation and commissioning.

The Agreement calls for integration of UQAT's engineering department with DERMOND INC. (wholly owned McKenzie Bay subsidiary) professionals to participate in the evaluation, analysis and research of the WindStor System and DWT for testing and identification of future improvements. UQAT representatives have expertise in education and research in the field of applied sciences.

"This Agreement represents a great opportunity for UQAT to participate in the advancement of an exciting new industry for electricity generation." stated Mrs. Johanne Jean, Rector of UQAT. "Work programs involving researchers, teachers, and UQAT personnel will provide a meaningful, hands-on, learning experience to those students pursuing careers in this new industry."

"We are very pleased to announce the Agreement to install our first WindStor System and DWT. As a multi-purpose installation, it will provide several benefits to all parties concerned." stated Gary Westerholm, McKenzie Bay President. "This installation will deliver a message to the marketplace that McKenzie Bay has taken the important first step towards commercialization of WindStor and DWTs."

WindStor(SM) is a "Green Energy" electricity management system that provides customers with electricity at fixed, long-term, rates by generating electricity at the customer's location with a DERMOND Wind Turbine "DWT(SM)" and storing excess electricity in a battery for distribution in peak demand periods with a proprietary "System Integrator".

    Contact:
    Investor Relations - Richard Kaiser - 800-631-8127 (001-757-306-6090)
    McKenzie Bay International Ltd - info@mckenziebay.com


This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:June 18, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director